                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 1998
                                                         -----------------

                               ST. JOE CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


Florida                             1-10466           59-0432511
-------------------------------     -----------       -------------------
(State or other jurisdiction of     (Commission       (I.R.S. Employer
Incorporation)                      File No.)         Identification No.)


Suite 400, 1650 Prudential Drive
Jacksonville, Florida                                           32207
----------------------------------------                        --------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:             (904) 396-6600
                                                                --------------

Item 5. Other Events

Incorporated by reference is a press release issued on February 25, 1998, attached as Exhibit 99, providing information concerning the Registrant's acquisition of 33% of ENTROS, a location-based entertainment Company.

Item 7. Financial Statements and Exhibits

(c) Exhibit
Exhibit 99 - Press release issued February 25, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             St. Joe Corporation

Date   March 3, 1998                         By:/s/ Charles A. Ledsinger
       ---------------------------              --------------------------
                                             Charles A. Ledsinger
                                             President, Chief Operating
                                             Officer, Chief Financial
                                             Officer